                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                            -----------------------


                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: June 15, 1999
                                          -------------



                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

             Virginia                                                   0-25762                                      54-1719855
------------------------------------------                           -------------                               ------------------
(State or other jurisdiction of                                       (Commission                                   (IRS Employer
          incorporation)                                              File Number)                               Identification No.)



11013 West Broad Street Road, Glen Allen, Virginia                                                                     23060
--------------------------------------------------                                                                     -----
   (Address of principal executive offices)                                                                          (Zip Code)

              (Registrant's telephone number, including area code):
                                 (804) 967-1000



         (Former name or former address, if changed since last report):
                                 Not Applicable

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
ITEM 5.       OTHER EVENTS
              ------------

              The May 1999 monthly Certificateholder's Statements to investors were distributed June 15, 1999.

ITEM 7 (c).   EXHIBITS
              --------

              The following are filed as exhibits to this Report under Exhibit 20:

              1.     May Performance Summary

              2. Series 1994-3 Class A and Class B Certificateholder's Statements for the month of May 1999.

              3. Series 1994-A Certificateholder's Statement for the month of May 1999.

              4. Series 1995-1 Class A and Class B Certificateholder's Statements for the month of May 1999.

              5. Series 1995-3 Class A and Class B Certificateholder's Statements for the month of May 1999.

              6. Series 1996-1 Class A and Class B Certificateholder's Statements for the month of May 1999.

              7. Series 1996-2 Class A and Class B Certificateholder's Statements for the month of May 1999.

              8. Series 1996-3 Class A and Class B Certificateholder's Statements for the month of May 1999.

              9. Series 1997-1 Class A and Class B Certificateholder's Statements for the month of May 1999.

              10. Series 1997-2 Class A and Class B Certificateholder's Statements for the month of May 1999.

              11. Series 1998-1 Class A and Class B Certificateholder's Statements for the month of May 1999.

              12. Series 1998-2 Class A and Class B Certificateholder's Statements for the month of May 1999.

              13. Series 1998-3 Class A and Class B Certificateholder's Statements for the month of May 1999.

              14. Series 1998-4 Class A and Class B Certificateholder's Statements for the month of May 1999.

              15. Series 1998-5 Certificateholder's Statement for the month of May 1999.
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                                                           Page 2 of 43

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
              16.    Series 1998-6 Certificateholder's Statement for the month
                     of May 1999.

              17.    Series 1999-1 Class A and Class B Certificateholder's
                     Statements for the month of May 1999

              18.    Trust Excess Spread Analysis




                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.

                                       CAPITAL ONE MASTER TRUST

                                       By: CAPITAL ONE BANK
                                           Servicer

                                       By: /s/ David M. Willey
                                           -----------------------------
                                           David M. Willey
                                           Senior Vice President and Treasurer

Date: June 15, 1999

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                              ------------------



                                    EXHIBITS

                                       TO

                                    FORM 8-K





                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

                                INDEX TO EXHIBITS

                                                                                      SEQUENTIALLY
   EXHIBIT                                                                            NUMBERED
   NUMBER               EXHIBITS                                                      PAGE
   ------               --------                                                      ---------------
      1                 May Performance Summary                                             07

      2                 Series 1994-3 Class A and Class B Certificate-
                        holder's Statements for the month of May 1999                       09

      3                 Series 1994-A Certificateholder's Statement for
                        the month of May 1999                                               11

      4                 Series 1995-1 Class A and Class B Certificate-
                        holder's Statements for the month of May 1999                       12

      5                 Series 1995-3 Class A and Class B Certificate-
                        holder's Statements for the month of May 1999                       14

      6                 Series 1996-1 Class A and Class B Certificate-
                        holder's Statements for the month of May 1999                       16

      7                 Series 1996-2 Class A and Class B Certificate-
                        holder's Statements for the month of May 1999                       18

      8                 Series 1996-3 Class A and Class B Certificate-
                        holder's Statements for the month of May 1999                       20

      9                 Series 1997-1 Class A and Class B Certificate-
                        holder's Statements for the month of May 1999                       22

      10                Series 1997-2 Class A and Class B Certificate-
                        holder's Statements for the month of May 1999                       24

      11                Series 1998-1 Class A and Class B Certificate-
                        holder's Statements for the month of May 1999                       27

      12                Series 1998-2 Class A and Class B Certificate-
                        holder's Statements for the month of May 1999                       30

      13                Series 1998-3 Class A and Class B Certificate-
                        holder's Statements for the month of May 1999                       33
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                                                              Page 5 of 43

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
      14                Series 1998-4 Class A and Class B Certificate-
                        holder's Statements for the month of May 1999                       36

      15                Series 1998-5 Certificateholder's Statement for
                        the month of May 1999                                               39

      16                Series 1998-6 Certificateholder's Statement for
                        the month of May 1999                                               40

      17                Series 1999-1 Class A and Class B Certificate-
                        holder's Statements for the month of May 1999                       41

      17                Trust Excess Spread Analysis                                        43

                                                                    Page 6 of 43